                                                                    EXHIBIT 10.6

                            REGISTRATION RIGHTS AND
                           RESTRICTIONS ON TRANSFER


          7.1   Restrictions on Transferability.  The Company's Common and
                -------------------------------
Preferred Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this paragraph 7, which conditions are intended to ensure compliance with the provisions of the Act. Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Company's Common and Preferred Stock held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this paragraph 7.

          7.2   Certain Definitions.  As used in this Agreement, the following
                -------------------
terms shall have the following respective meanings:

                "Commission" shall mean the Securities and Exchange Commission
                 ----------
or any other federal agency at the time administering the Securities Act.

                "Holder" shall mean any Purchaser holding Registrable Securities
                 ------
(including securities convertible into Registrable Securities) and any person holding Registrable Securities to whom the rights under this paragraph 7 have been transferred in accordance with paragraph 7.13 hereof.

                "Initiating Holders" shall mean any Holders who in the aggregate
                 ------------------
possess more than 20% of the Registrable Securities (including securities convertible into Registrable Securities).

                "Registrable Securities" means (a)(i) the 526,667 shares of
                 ----------------------
Common Stock issued upon conversion of the Series A Preferred Stock issued pursuant to the Series A Preferred Stock Purchase Agreement dated November 6, 1986, (ii) the 415,142 shares of Common Stock issued upon conversion of the Series B Preferred Stock issued pursuant to the Series B Preferred Stock Purchase Agreement dated July 7, 1987, (iii) the 2,640,081 shares of Common Stock issued upon conversion of the Series C Preferred Stock issued pursuant to the Series C Preferred Stock Purchase Agreement dated May 23, 1988 or the Common Stock issued upon exercise of a Warrant to purchase 10,000 shares of Series C Preferred Stock granted to Silicon Valley Bank, (iv) the 3,979,442 shares of Common Stock issued upon conversion of the Series D Preferred Stock issued pursuant to the Series D Preferred Stock Purchase Agreement dated October 31, 1991 or the Common Stock issued upon exercise of a Warrant to purchase 13,814 shares of Series D Preferred Stock granted to Silicon Valley Bank, (v) the 1,796,155 shares of Common Stock issued upon conversion of Series E Preferred Stock issued pursuant to the Series E Preferred Stock Purchase Agreements dated August 16, 1993 and September 13, 1994 or the Common Stock issued upon exercise of a Warrant to purchase 27,468 shares of Series E Preferred Stock granted to Silicon Valley Bank and (vi) the Common Stock issued or issuable upon conversion of the 4,674,998 shares of Series F Preferred Stock issued pursuant to the Series F Preferred Stock Purchase Agreement dated March 26, 1996 or the Common Stock issued upon exercise of a Warrant to purchase 22,468 shares of Series F Preferred Stock granted to Silicon Valley Bank (the Common Stock issued or issuable upon conversion of the Preferred Stock described in clauses (i)-(vi) is collectively referred to hereinafter as "Preferred Conversion Stock"), (b) all shares of Common Stock owned by such persons as shall be identified in Exhibit A, to be attached to the Agreement by the President of the Company, based upon the authorization given in the Consent to Amend the Rights Agreement, dated as of July 26, 1996, and (c) any Common Stock of the Company issued or issuable in respect of the Preferred Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                The terms "register," "registered" and "registration" refer to a
                           --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                "Registration Expenses" shall mean all expenses, except as
                 ---------------------
otherwise stated below, incurred by the Company in complying with paragraphs 7.5, 7.6 and 7.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and a single counsel representing the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                "Restricted Securities" shall mean the securities of the Company
                 ---------------------
required to bear the legend set forth in paragraph 7.3 hereof.

                "Selling Expenses" shall mean all underwriting discounts,
                 ----------------
selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel, other than a single counsel representing the Holders, for any Holder.

          7.3   Restrictive Legend.  Each certificate representing the Company's
                ------------------
Common or Preferred Stock or any other securities issued in respect of the Company's Common or Preferred Stock or upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of paragraph 7.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE

                COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Company's Common or Preferred Stock in order to implement the restrictions on transfer established in this paragraph 7.

          7.4   Notice of Proposed Transfers.  The holder of each certificate
                ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this paragraph 7.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership; (ii) in transactions involving the distribution without consideration of Restricted Securities by any Holder to any of its partners, or retired partners, or to the estate of any of its partners or retired partners but only if such transferee agrees in writing to be bound by all the terms of this Agreement or (iii) by J.P. Morgan Investment Corporation ("JPMIC") to any entity directly or indirectly controlling, controlled by or under common control with JPMIC ("JPMIC Affiliate"), but only if such JPMIC Affiliate agrees in writing to be bound by all the terms of this Agreement), unless there is in effect a registration statement under the Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense, by either
(i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in paragraph 7.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Act.

          7.5   Requested Registration.
                ----------------------

                (a) In case the Company shall receive (x) from JPMIC a written request that the Company effect any registration, qualification or compliance with respect to JPMIC's or any JPMIC Affiliate's shares of Registrable Securities if the expected aggregate offering price of such securities, net of underwriting discounts or commissions, would equal at least $2,000,000, or (y) from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to 30% of such Initiating Holders' shares of Registrable Securities (or such lesser percentage of such Initiating Holders' Registrable Securities if the expected aggregate offering price of such securities, net of underwriting discounts or commissions, would equal at least $2,000,000), the Company will:

                     (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                     (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this paragraph 7.5:

                           (A)  In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

                           (B)  Prior to the earlier of (i) September 1, 1995,
or (ii) six months after the effective date of the Company's first registered public offering of its stock;

                           (C)  Prior to the effective date of the Company's
first registered public offering of its stock, unless the expected aggregate offering price of the Registrable Securities for which such registration, qualification or compliance has been requested pursuant to this paragraph 7.5, net of underwriting discounts and commissions, would exceed $5,000,000;

                           (D)  During the period starting with the date sixty
(60) days prior to the Company's estimated date of filing of, and ending on the date (X) six (6) months immediately following the effective date of the Company's initial registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), or (Y) ninety (90) days immediately following the effective date of any subsequent registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                           (E)  With respect to the right of Holders other than
JPMIC to a registration pursuant to this paragraph 7.5(a), after the Company has effected two such registrations at the request of Initiating Holders and all such registrations have been declared or ordered effective;

                           (F)  With respect to JPMIC's right to a registration
pursuant to this paragraph 7.5(a) after the Company has effected one such registration at the request of JPMIC and such registration has been declared or ordered effective; or

                           (G)  If the Company shall furnish to the persons
requesting such registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this paragraph 7.5 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Holders or JPMIC, as applicable; provided, however, that the Company may not utilize this right more than once in any twelve month period.

          Subject to the foregoing clauses (A) through (G), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders or JPMIC, as applicable.

                (b) In the event that a registration pursuant to paragraph 7.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to paragraph 7.5(a)(i). In such event, the right of any Holder to registration pursuant to paragraph 7.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this paragraph 7.5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, or JPMIC upon exercise of its demand pursuant to paragraph 7.5(a), but subject to the Company's reasonable approval. Notwithstanding any other provision of this paragraph 7.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable

Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement; provided that if the registration has been requested by JPMIC pursuant to paragraph 7.5(a), then the number of shares of Registrable Securities held by JPMIC or its Affiliates to be included in the registration shall not be reduced until after all Registrable Securities held by other Holders have been excluded from the registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

          7.6   Company Registration.
                --------------------

                (a) If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                     (1)  promptly give to each Holder written notice thereof;
and

                     (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 7 days after receipt of such written notice from the Company, by any Holder.

                (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 7.6(a)(1). In such event the right of any Holder to registration pursuant to paragraph 7.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this paragraph 7.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities or other securities to be included in such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities held by such Holders and such other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph 7.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

                (d) The rights granted pursuant to this paragraph 7.6 shall terminate five years after the effective date of the Company's first registered public offering of its stock.

          7.7   Registration on Form S-3.
                ------------------------

                (a) If any Holder or Holders holding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration on Form S-3 or any successor form to Form S-3 in any twelve month period. The substantive provisions of paragraph 7.5(b) shall be applicable to each registration initiated under this paragraph 7.7.

                (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this paragraph 7.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act; (ii) if the Company, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable

Securities); (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date (x) six (6) months immediately following the effective date of the Company's initial registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), or (y) ninety (90) days immediately following the effective date of any subsequent registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or (iv) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed at such time, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company may not utilize the right provided by this clause (iv) more than once in a twelve month period.

          7.8   Expenses of Registration.  All Registration Expenses incurred in
                ------------------------
connection with (i) two registrations requested by Initiating Holders pursuant to paragraph 7.5(a)(y), (ii) one registration requested by JPMIC pursuant to paragraph 7.5(a)(x) and (iii) three registrations pursuant to paragraph 7.6 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

          7.9   Registration Procedures.  In the case of each registration,
                -----------------------
qualification or compliance effected by the Company pursuant to this paragraph 7, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the Registration Statement has been completed;

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this paragraph 7, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this paragraph 7, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) to the extent permitted by the independent accountants of the Company a copy of a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters.

          7.10  Indemnification.
                ---------------

                (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this paragraph 7, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds received by such Holder from the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this paragraph 7 providing for any indemnification or contribution on the part of such Holder greater than the Holder's obligations under this paragraph 7.10(b).

                (c)  Each party entitled to indemnification under this paragraph
7.10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph 7 unless the failure to give such notice is materially prejudicial to an

Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          7.11  Information by Holder.  The Holder or Holders of Registrable
                ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this paragraph 7.

          7.12  Rule 144 Reporting.  With a view to making available the
                ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Act or the Securities Exchange Act of 1934, as amended.

                (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                (c) So long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          7.13  Transfer of Registration Rights.  The rights to cause the
                --------------------------------
Company to register securities granted to Holders hereunder may be assigned in connection with any transfer or assignment of Registrable Securities by a Holder provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 20,000 shares of Preferred Stock or Registrable Securities. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or

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

or affiliate of a Holder, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

          7.14  Standoff Agreement.  Each Holder agrees, so long as such Holder
                ------------------
holds at least one percent (1%) of the Company's outstanding voting equity securities, in connection with the Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

          7.15  Amendment of Registration Rights.  Without the written consent
                --------------------------------
of the holders of more than 51% of the then outstanding Registrable Securities, the Company shall not (i) amend this paragraph 7; provided, however, that provisions of this paragraph 7 which bind or benefit only JPMIC and its Affiliates may be amended only with the consent of JPMIC, or (ii) enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities as Registrable Securities under this Agreement.

          7.16  Grant of Certain Superior Registration Rights.  Without the
                ---------------------------------------------
written consent of the holders of at least 51% of the then outstanding Registrable Securities, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would grant to such holder or prospective holder a right to include securities of the Company held or to be held by such holder of securities in a registration of any of the Company's securities (other than a registration of securities in subparagraph (a)(i) or (ii) of paragraph 7.6) superior to the rights granted in paragraph 7.6.


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